UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K DRAFT

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2024

SeaStar Medical Holding Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39927	85-3681132
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3513 Brighton Blvd, Suite 410
Denver, Colorado		80216
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 844 427-8100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock par value $0.0001 per share	ICU	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock for $11.50 per share	ICUCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 21, 2024, after discussion with the Company’s management, the Audit Committee determined that a restatement of the Company’s audited financial statements for the fiscal year ended December 31, 2022 and unaudited interim financial statements for the fiscal quarters ended March 31, 2023, June 30, 2023 and September 30, 2023 would be appropriate in order to restate the accounting treatment of the following instruments:

1.
Classification of Warrants — Private placement and PIPE warrants (the “Liability Classified Warrants”) were originally classified as components of stockholders’ equity, however, there were certain features that precluded equity classification in accordance with ASC 815-40 – Derivatives and Hedging - Contracts in Entity’s Own Equity and resulted in the warrants being liability classified. The Liability Classified Warrants are required to be remeasured at each reporting period date, and the changes in fair value recognized as a component of earnings.

2.
Prepaid Forward Purchase Agreements — The prepaid forward purchase agreements were originally accounted for as net assets of the Company, with changes in fair value recognized through earnings. However, after further analysis, the prepaid forward purchase agreements should have been accounted for as hybrid instruments constituting a combination of (i) a subscription receivable on the Company’s own common stock and (ii) an embedded derivative liability in the form of a future settlement at maturity of $2.50 per share of the Company’s common stock not sold off to investors. The prepayment amount is required to be classified in the equity section of the Company’s consolidated balance sheet and the derivative liability is required to be remeasured at each reporting period date, and the changes in fair value recognized as a component of earnings.

The Company’s Chief Financial Officer and Audit Committee discussed the matters disclosed herein with WithumSmith+Brown, PC, (“WSB”) who was appointed as the Company’s independent registered public accounting firm on November 28, 2023, as well as Armanino LLP, the Company’s independent registered accounting firm prior to the WSB appointment.

The Company intends to include the (i) original and (ii) the amended and restated (including the necessary reconciling bridges): (a) Consolidated Balance Sheets, (b) Consolidated Statements of Operations, (c) Consolidated Statements of Changes in Stockholders’ Deficit and (d) Consolidated Statements of Cash Flows necessary to provide the relevant understanding of those financial statement captions restated for the following periods: (1) As of and the year-ended December 31, 2022, (2) three-months ended March 31, 2023, (3) three-and six-months ended June 30, 2023, and (4) three-and nine-months ended September 30, 2023. The proposed restatement described above impacts non-cash items in the Company’s financial statements.

In addition, the Company expects to disclose in its Form 10-K a material weakness in its design and operation of effective internal controls over financial reporting in connection with the aforementioned restatement. The Company will provide further information on the material weakness and its plan for remediation in its Form 10-K.

Forward Looking Statements

This report contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1955. These forward-looking statements include, without limitation, statements relating to the impact of restatement of financial statement and material weakness. Words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside SeaStar Medical’s control and are difficult to predict. Factors that may cause actual future events to differ materially from the expected results include, but are not limited to: (i) the risk that SeaStar Medical may not be able to obtain regulatory approval of its SCD product candidates; (ii) the risk that SeaStar Medical may not be able to raise sufficient capital to fund its operations, including clinical trials; (iii) the risk that SeaStar Medical and its current and future collaborators are unable to successfully develop and commercialize its products or services, or experience significant delays in doing so, including failure to achieve approval of its products by applicable federal and state regulators, (iv) the risk that SeaStar Medical may never achieve or sustain profitability; (v) the risk that SeaStar Medical may not be able to access funding under existing agreements, including the equity line of credit and forward purchase agreements; (vi) the risk that third-parties suppliers and manufacturers are not able to fully and timely meet their obligations, (vii) the risk of product liability or regulatory lawsuits or proceedings relating to SeaStar Medical’s products and services, (viii) the risk that SeaStar Medical is unable to secure or protect its intellectual property, and (ix) other risks and uncertainties indicated from time to time in SeaStar Medical’s Annual Report on Form 10-K, including those under the “Risk Factors” section therein and in SeaStar Medical’s other filings with the SEC. The foregoing list of factors is not exhaustive. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and SeaStar Medical assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01. Financial Statements and Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this report:

Exhibit No. Description

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104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SeaStar Medical Holding Corporation
		By:	/s/ Eric Schlorff
Date:	March 27, 2024	Name:	Eric Schlorff
		Title:	Chief Executive Officer